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                                                                    EXHIBIT 99.1

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE

         I, John E. Rooney, the chief executive officer of United States Cellular Corporation, certify that (i) the annual report on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of United States Cellular Corporation.

                                                    /s/ JOHN E. ROONEY
                                                    ----------------------------
                                                    John E. Rooney
                                                    March 20, 2003